UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 3, 2021

Sarepta Therapeutics, Inc.

(Exact name of Registrant as Specified in Its Charter)

Delaware	001-14895	93-0797222
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

215 First Street Suite 415 Cambridge, MA 02142
(Address of principal executive offices, including zip code)

Registrant’s Telephone Number, Including Area Code: (617) 274-4000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, Par Value $0.0001 per share	SRPT	The Nasdaq Global Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07. Submission of Matters to a Vote of Security Holders.

On June 3, 2021, Sarepta Therapeutics, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”).  The following is a brief description of each proposal voted upon at the Annual Meeting and the final voting results for each such proposal.  As of the record date for the Annual Meeting, April 9, 2021, there were 79,746,809 shares of common stock outstanding and entitled to vote at the Annual Meeting.  There were 69,831,685 shares of common stock entitled to vote at the Annual Meeting present online or represented by proxy, which represented 87.57% of the outstanding shares entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business.

Proposal 1: Election of Directors

The director nominees listed below were elected to serve on the Company’s board of directors as members of Class II for a term of two years.  The results of the vote were as follows:

Name of Nominee	For	Against	Abstain	Broker Non- Votes
Richard J. Barry	52,392,357	9,172,056	32,611	8,234,661
M. Kathleen Behrens, Ph.D.	59,266,655	1,723,221	607,148	8,234,661
Claude Nicaise, M.D.	61,105,622	466,205	25,197	8,234,661

Proposal 2: Advisory Vote to Approve Named Executive Officer Compensation

The stockholders approved, on an advisory basis, the compensation of the Company’s named executive officers for 2020.  The results of the advisory vote were as follows:

For	Against	Abstain	Broker Non-Votes
60,029,842	1,448,156	119,026	8,234,661

Proposal 3: Ratification of KPMG as the Company’s Independent Registered Public Accounting Firm

The stockholders ratified the appointment of KPMG LLP as the Company’s independent registered public accounting firm for the year ended December 31, 2021.  The results of the vote were as follows:

For	Against	Abstain
68,895,705	879,159	56,821

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Sarepta Therapeutics, Inc.

Date: June 3, 2021	By:	/s/ Douglas S. Ingram
Douglas S. Ingram
President and Chief Executive Officer

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